UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ROLLINS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1. Election of the Class III nominees to the Board of Directors to serve for a term of three years: Bill J. Dismuke Thomas J. Lawley, M.D. Wilton Looney 2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010. 3. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof. NOMINEES: Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of ROLLINS, INC. To Be Held On: April 27, 2010 at 12:30 p.m. 2170 Piedmont Road, N.E., Atlanta, Georgia 30324 MEETING INFORMATION Meeting Type: Annual For stockholders as of: March 1, 2010 Date: April 27,2010 Time: 12:30 Location: Rollins, Inc. 2170 Piedmont Road, N.E.Atlanta, Georgia 30324 Meeting Directions: For meeting directions, please call 404-888-2000 This notice of Internet availability of proxy materials also serves as notice of the 2010 annual meeting of stockholders. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=26197, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form Proxy Card • Annual Report to Stockholders If you want to receive a paper or e-mail copy of these documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before April 12, 2010. You will have the opportunity to make a request to receive paper copies for all future meetings or only for the 2010 annual meeting of stockholders. Please choose one of the following methods to make your request. TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE CLASS III NOMINEES TO THE BOARD OF DIRECTORS AND "FOR" PROPOSAL 2. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER Please note that you cannot use this notice to vote by mail.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of the Class III nominees to the Board of Directors to serve for a term of three years: O Bill J. Dismuke O Thomas J. Lawley, M.D. O Wilton Looney 2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010. 3. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF ROLLINS, INC. April 27, 2010 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE CLASS III NOMINEES TO THE BOARD OF DIRECTORS AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20330000000000000000 9 042710 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=26197